QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-14130 (Commission File Number)	11-3289165 (IRS Employer Identification No.)

75 Maxess Road Melville, NY (Address of Principal Executive Offices)		11747 (Zip Code)

        Registrant's telephone number, including area code: (516) 812-2000

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits:
99.1	MSC Industrial Direct Co., Inc. Press Release, dated November 4, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 4, 2003, the Registrant issued a press release announcing results of operations for its fourth fiscal quarter ended August 30, 2003 and its fiscal year ended August 30, 2003. The entire text of the press release is attached as Exhibit 99.1.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.
	By:	/s/ SHELLEY BOXER Name: Shelley Boxer Title: Vice President, Finance

Date: November 5, 2003

QuickLinks

Signatures